UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549



	          		   FORM 8-K

				CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

				December 31, 2004

			Atlantic Liberty Financial Corp

Delaware			      000-49967		                 16-1615014
State of incorporation 	            SEC File Number			 IRS Employer I.D.



		        186 Montague Street, Brooklyn, New York

	                            718-855-3555






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CURRENT REPORT ON FORM 8-K


Item 1.	Changes in Control of Registrant
        Not Applicable

Item 2.	Acquisition or Disposition of Assets
        Not Applicable

Item 3.	Bankruptcy or Receivership

	Not Applicable

Item 4.	Changes in Registrants Certifying Accountant
        Not Applicable

Item 5.	Other Events
        Not Applicable

Item 6.	Resignations of Registrants Directors
        Not Applicable

Item 7.	Financial Statements and Exhibits

(a) No financial statements of businesses acquired are required.
(b) No pro forma financial information is required
(c) Attached as an exhibit is Atlantic Liberty Financial Corps
    (the Company) news release announcing its December 31, 2004 quarterly earnings.

Item 8.	Change in Fiscal Year

        Not Applicable

Item 9.	Regulation FD Disclosure- Information
        provided pursuant to Item 12

	The Company announced its December 31, 2004 financial results by release. The press release in included as an exhibit.
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SIGNATURE


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

					Atlantic Liberty Financial Corp.


Date:  January 21, 2005    	     By: /s/Barry M. Donohue
				     Barry M. Donohue
				     President and Chief Executive Officer